Exhibit 10.35

FIRST AMENDMENT TO

EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is entered into as of August 28, 2003, by and between Wynn Las Vegas, LLC (“Employer”) and Arthur Nathan (“Employee”). Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

RECITALS

WHEREAS, Employer and Employee have entered into that certain Employment Agreement, dated as of December 11, 2002 (the “Agreement”); and

WHEREAS, Employer and Employee desire to change the termination provisions of the Agreement on the terms and pursuant to the conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Amendment, the parties hereto agree as follows:

1. Amendment.

(a) Subsection 7(c) of the Agreement is hereby amended to read as follows:

“(c) “the giving of written notice by Employer to Employee of the termination of this Agreement upon the discharge of Employee for any reason, with or without Cause;”

(b) Subsection 7(e) of the Agreement is hereby deleted.

2. Other Provisions of Agreement. The parties acknowledge that the Agreement is being modified only as stated herein, and agree that nothing else in the Agreement shall be affected by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

WYNN LAS VEGAS, LLC		EMPLOYEE

By:	/s/ Marc Schorr	/s/ Arthur Nathan
	Marc D. Schorr	Arthur Nathan
Chief Executive Officer and
President